SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 20, 2002

                             CHELL GROUP CORPORATION
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             (Exact name of registrant as specified in its charter)

          NEW YORK                  005-524525                    112805051
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(State or other jurisdiction       (Commission                (IRS Employer of
       incorporation)              File Number)              Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

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         (Former name or former address, if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure.

      On December 5, 2001, The Nasdaq Stock Market, Inc. ("Staff") notified Chell Group Corporation (the "Company") that it did not comply with either the minimum $2,000,000 net tangible assets or the minimum $2,500,000 stockholders' equity requirements for continued listing set forth in Marketplace Rule 4310(c)(2)(B).

      On February 20, 2002, Staff notified the Company that it had determined to deny the Company's request for continued listing on the Nasdaq SmallCap Market ("the "Determination").

      On February 26, 2002, the Company notified Nasdaq of its appeal of the Determination and requested an oral hearing with respect to such appeal (the "Hearing") and issued a press release with respect thereto. A copy of such press release is annexed hereto as Exhibit "99.1". The Hearing has been scheduled for Thursday, April 11, 2002.

Item 7. Financial Statements and Exhibits

Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K numbered in accordance with Item 601 of Regulation S-K.

99.1 Press Release dated February 26, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Chell Group Corporation
                                        a New York Corporation


Date: March 7, 2002                     By: /s/ Don Pagnutti
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                                        Don Pagnutti, Chief Financial Officer


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